KBW Regional Bank Conference February 25, 2015 Christopher Oddleifson – Chief Executive Officer Robert Cozzone – Chief Financial Officer and Treasurer Gerard Nadeau – Executive Vice President Commercial Lending

(2) Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $5.5 B * • Deposits: $5.6 B * • $AUA: $2.5 B • Market Cap: $1.0 B • NASDAQ: INDB * proforma to include amounts related to the acquisition of Peoples Federal Bancshares, Inc.

(3) Key Messages • Track record of consistent, solid performance • Expanding/strengthening footprint and market share • Growing fee revenue sources • Strong capital/TBV steadily rising • Disciplined risk management culture • Raising the bar on operational excellence • Well-positioned for rising rate environment

(4) Company Footprint Rank 2014 1 25.2% 41% Rank 2014 5 5.0% 19% Rank 2013 3 10.4% 12% Rank 2014 6 7.8% 12% Rank 2014 19 1.2% 10% Rank 2014 15 0.3% 5% Rank 2014 32 0.3% 1% Bristol County Worcester County Suffolk County Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Includes Peoples Federal Savings Bank

(5) 2014 Accomplishments • Record operating EPS performance in 2014 • Excellent commercial loan and core deposit growth • Strong household growth rate • Capitalizing on expansion moves in Greater Boston • Announced agreement to acquire Peoples Federal Bancshares, Inc. of Boston • Keeping pace with digital trend, esp. mobile banking

(6) Strong Fundamentals Driving Performance 45.5 47.1 55.2 59.9 2011 2012 2013 2014 Operating Earnings ($ Mil.) +10% CAGR Diluted EPS $2.12 $2.16 $2.39 $2.50 • Robust comm’l loan growth • Core deposits up to 87% • Inv. mgmt. revenues rising • Positive operating leverage • Solid asset quality vs. peers • TBV steadily growing • Solid returns

(7) Robust Commercial Loan Generation ($Mil.) 651 850 945 2011 2013 2014 Comm’l Loan Originations +13% CAGR 12/14 vs. 12/13 12/14 vs. 9/14 ↑ 7% ↑ 2% annualizedComm’l Loan $ Bal. Organic Growth Strong C&I Loan Growth ($ Bal.-mil.) 576 688 784 861 2011 2012 2013 2014 +14% CAGR Yr. end

(8) Attractive Balance Sheet Profile - 4Q 2014 Sec./ST Inv. 14% Resi Mtges 9% Home Eq 15% Comm'l Loans 62% EARNING ASSETS $5.7 B AVG. YIELD: 3.76% Focused On Containing Deposit Costs Shift Towards Higher Yielding Assets Demand Deposits 28% Money Market 19% Savings/Now 40% CDs 13% TOTAL DEPOSITS $5.2 B AVG. COST: 0.20%

(9) Investment Management : High Priority Growth Business • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Cross-sell opportunity in acquired bank markets $ mil. 2006 2014 Assets under Admin. 816$ + 202% 2,463$ Revenues 6.1$ + 221% 19.6$

(10) Prudent Balance Sheet Management: Positioned for Rising Rates -5% 0% 5% 10% 15% 20% Year 0 Year 1 Year 2 % Inc re a se o n N e t In te res t Inc o m e Interest Rate Sensitivity Down 100 Up 200 Up 400 Flat Up 200

(11) Asset Quality: Well Managed 29.0 28.8 34.7 27.5 2011 2012 2013 2014 NPLs ($ Mil.) 9.5 9.7 8.8 8.5 4.8 2011 2012 2013 2014 Net Chargeoffs ($ Mil.) customer fraud 14.5 customer fraud NPL/Loan % 0.76% 0.64% 0.73% 0.55% Peers 1.52%* Loss Rate 26bp 36bp 19bp 18bp Peers 15bp*

(12) Strong Capital Position (period end) 8.6% 8.7% 8.6% 8.8% 2011 2012 2013 2014 6.8% 6.6% 6.9% 7.4% 2011 2012 2013 2014 Tier 1 Leverage % Tangible Common % $15.27 $16.12 $17.18 $19.18 2011 2012 2013 2014 Tangible Book Value • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts

2015 Outlook: Key Expectations

Loans	+ 4-6% organic	Led by commercial segment
Deposits	+ 3-4% organic	Emphasis on core deposits
Net Int. Mar. %	High 3.30s%	Continued pressure on loan yields
Non Int. Inc.	+ 3-4% organic	Ongoing core customer growth
Non Int. Exp.	+ 3-4% organic	Selective franchise investments with further improvement in operating efficiency
Net Chgoffs	$ 8-11 MM	Continued strong asset quality Provision $ 10-13 MM
Tang. Common %	$ 7.75-8%	Continuing to build
Tax Rate	~29%	vs. 28.5% in '14
Operating EPS	$ 2.63-2.73	Record EPS performance expected

INDEPENDENT BANK CORP.

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(14) Sustaining Business Momentum Business Line • Expand Market Presence • Grow C&I Client Base • Expand Specialty Products, e.g. ABL Commercial • Continue to Drive Household Growth • Expand Electronic Banking Platform • Optimize Branch Network Retail Delivery • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand Investment Centers Investment Management • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform Consumer Lending Focal Points

(15) INDB Acquires Peoples Federal Bancshares, Inc. (NASDAQ – PEOP) • Strengthens position in coveted Boston market • Financially attractive • $0.02 – $0.03 annual accretion to earnings per share • Modestly accretive to tangible book value per share • Healthy, profitable bank with deep customer relationships • Attractive sub-markets fit within INDB’s existing franchise • Ability to roll out INDB’s broader product set to legacy PEOP customers/communities • Particularly business banking and investment management • Capitalizes on INDB’s proven integration skills

(16) Overview of Peoples Federal Bancshares, Inc. • Peoples Federal Bancshares, Inc. • Ticker: PEOP • Founded in 1888 • Operates 8 branches in the Greater Boston area • Headquartered in Boston, MA • 4 Branches in the City of Boston Financial Highlights * Assets: $597mm Cost of Deposits: 0.41% Gross Loans: $485mm NIM: 3.08% Total Deposits: $430mm Efficiency Ratio: 85% TCE: $104mm NPAs / Assets: 0.50% LTM Net Charge Offs: 0.00% * As of December 31, 2014

PEOP Acquisition Enhances Presence in Greater Boston

- First retail locations in Boston
- Complements recent commercial lending and IMG office opening in downtown Boston
- Solidifies prior investments North and West of the city of Boston
- Capitalizes on long-established commercial lending presence in Boston
- Provides access to dense small business markets

Meaningful Entrance Into Attractive Boston Sub-Markets

Brighton

Rank	Institution (ST)	Market Share (%)
1	Royal Bank of Scotland Group	30.1
2	Bank of America Corp. (NC)	27.9
3	**Peoples Federal Bancshares Inc (MA)**	**19.5**
4	Banco Santander	9.2
5	Commerce Bancshares Corp. (MA)	6.0
6	Toronto-Dominion Bank	5.0
7	Citigroup Inc. (NY)	2.2

Allston

Rank	Institution (ST)	Market Share (%)
1	Bank of America Corp. (NC)	38.1
2	Royal Bank of Scotland Group	18.7
3	Century Bancorp Inc. (MA)	13.0
4	**Peoples Federal Bancshares Inc (MA)**	**12.9**
5	Toronto-Dominion Bank	10.8
6	Meridian Bancorp Inc. (MA)	6.4

West Roxbury

Rank	Institution (ST)	Market Share (%)
1	Royal Bank of Scotland Group	21.2
2	Blue Hills Bancorp Inc (MA)	18.8
3	Brookline Bancorp Inc. (MA)	16.1
4	Cooperative Bank (MA)	12.5
5	Banco Santander	10.6
6	**Peoples Federal Bancshares Inc (MA)**	**8.2**
7	Meridian Bancorp Inc. (MA)	7.9
8	Eastern Bank Corp. (MA)	2.3
9	Toronto-Dominion Bank	2.3

Jamaica Plain

Rank	Institution (ST)	Market Share (%)
1	Royal Bank of Scotland Group	32.9
2	Eastern Bank Corp. (MA)	23.9
3	Meridian Bancorp Inc. (MA)	21.4
4	Bank of America Corp. (NC)	9.7
5	**Peoples Federal Bancshares Inc (MA)**	**8.0**
6	Commonwealth Co-operative Bank (MA)	4.1

Source: SNL Financial

INDEPENDENT BANK CORP.

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(18) Building Franchise Value Disciplined Acquisitions Deal Value: $16.9MM 11% Core Dep. Premium* Falmouth Bancorp Jul ‘04 $140mm Assets $137mm Deposits 4 Branches Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp. Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp. Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp. Nov’13 $243mm Assets $219mm Deposits 8 Branches Peoples Federal Bancshares, Inc. – Feb ‘15 $597mm Assets $430mm Deposits 8 Branches Deal Value: $130.6MM 7% Core Dep. Premium** All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets ** Metrics as of deal announcement

(19) Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Management Commercial Banking Retail/ Consumer • $2.5 billion AUA • Wealth/Institutional • Strong referral network • Sophisticated products • Expanded presence • In depth market knowledge • Award winning customer service • Electronic/mobile banking • Competitive home equity products Acquired Bank Customer Bases

(20) Augmenting Organic Growth • Expanding asset-based lending capability • Streamlining of mobile banking app • Launching of a new and improved RocklandTrust.com website • Grand re-opening of modern branch in Somerville • Tax credit community lending programs • Attracting senior talent from within the region Low-Risk Growth Opportunities

(21) Raising the Bar on Operational Excellence Business Intelligence/Knowledge Management • Further leverage analytics to drive business results • Grow and deepen quality customer relationships • Better align sales, marketing, and relationship management Process Improvement • Focused on cost and quality of delivery • Elevate the customer experience • Embed culture of continuous improvement

(22) Attentive to Shareholder Returns $0.76 $0.84 $0.88 $0.96 2011 2012 2013 2014 Cash Dividends Declared Per Share

(23) INDB Investment Merits • High quality franchise in attractive markets • Strong organic business volumes • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long-term value creation

(24) NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 878-6100 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.